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                                                                    Exhibit 99.1

I, Gary T. Robinson, hereby resign as an officer and director of Delta Mutual, Inc. effective 5:00 p.m., on November 28, 2003.

Dated: November 28, 2003.

                                                /s/ Gary T. Robinson
                                                ---------------------------
                                                Gary T. Robinson